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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 5, 2001


                                    UNB Corp.
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               (Exact name of Registrant as Specified in Charter)



          Ohio                       0-13270                34-1442295
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(State or other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)



                   220 Market Avenue South, Canton, Ohio 44702
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code  (330) 454-5821
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          (Former Name or Former Address, if changed since last report)





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         Items 1-4.        Not Applicable

         Item 5.           Other Events
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         On September 5, 2001, Registrant and BancFirst Ohio Corp., an Ohio
corporation ("BancFirst") entered into an Agreement of Merger and Plan of Reorganization (the "Reorganization Agreement"), pursuant to which BancFirst will be merged with and into Registrant as the surviving corporation (the "Merger"). Additionally, BancFirst's banking subsidiary, The First National Bank of Zanesville, will be merged with and into Registrant's banking subsidiary, The United National Bank & Trust Co.

         Pursuant to the Reorganization Agreement, each outstanding share of common stock of Registrant ("BancFirst Common Stock") will be converted into
1.325 shares of common stock of UNB ("UNB Common Stock") effective upon the Merger (the "Effective Time").

         Immediately following their execution and delivery of the Reorganization Agreement, the Registrant and BancFirst entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which Registrant granted BancFirst the right, upon the terms and subject to the conditions set forth therein, to purchase up to 1,561,064 shares of Registrant Common Stock at a price of $18.50 per share, and pursuant to the other of which the BancFirst granted Registrant the right, upon the terms and subject to the conditions set forth therein, to purchase up to 1,302,533 shares of BancFirst Common Stock at a price of $20.95 per share. The number of shares subject to each of the Stock Option Agreements represents approximately 14.9% of the voting power of the holders of securities of each party in the election of directors of that party. The foregoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete text of such Stock Option Agreements, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and hereby incorporated herein by reference.

         A copy of the press release, dated September 6, 2001, jointly issued by the Registrant and BancFirst relating to the Merger is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

         A copy of the investors release dated September 6, 2001, jointly issued by the Registrant and BancFirst relating to the Merger is attached hereto as
Exhibit 99.4 and is incorporated herein by reference.

         This current report on Form 8-K, and the exhibits hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between Registrant and BancFirst, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Registrant's and BancFirst's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," targets" and similar expressions. These statements are based upon the current beliefs and expectations of Registrant's


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and BancFirst's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

         The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of Registrant and BancFirst will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Registrant's and BancFirst's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Item 1 "Business - Risk Factors" of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission, which section is hereby incorporated herein by reference.

         Item 7.           Financial Statements, Pro Forma Financial
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                           Information and Exhibits
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                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.

                  Exhibit 2.1 Agreement of Merger and Plan of Reorganization, dated as of September 5, 2001 by and between BancFirst Ohio Corp. and UNB Corp.

                  Exhibit 99.1 Stock Option Agreement, dated as of September 5, 2001 by and between UNB Corp., as issuer, and BancFirst Ohio Corp., as grantee.


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                  Exhibit 99.2 Stock Option Agreement, dated as of September 5,
                  2001 by and between BancFirst Ohio Corp., as issuer, and UNB Corp., as grantee.

                  Exhibit 99.3 Joint press release dated September 6, 2001.

                  Exhibit 99.4  Joint investor release dated September 6, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  9/5, 2001                       UNB CORP.
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                                        By: /s/ Roger L. Mann
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                                        Its: Chairman & CEO
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